SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                             FORM 8-K/A


                            Current Report


         Filed pursuant to Section 12, 13, or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)  July 18, 1997



                       INTELLIGENT ELECTRONICS, INC.
                       -----------------------------
               (Exact name of issuer as specified in charter)


     PENNSYLVANIA                0-15991                   23-2208404
(State or Other Jurisdiction    Commission             (I.R.S. Employer
   of Incorporation or          file number             Identification
      Organization)                                         Number)



            411 Eagleview Boulevard, Exton, Pennsylvania 19341
                  (Address of principal executive offices)


                              (610) 458-5500
            (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

(b)  Pro forma Financial Information
     -------------------------------
The following unaudited Pro Forma Statements of Operations for the six months ended August 2, 1997 and the fiscal year ended February 1, 1997 are presented to give effect to the sale of the Company's Indirect Business (the "RND Transaction") and the sale of certain assets of the Company's direct computer hardware sales business and certain specified services contracts and related assets of XLConnect Solutions, Inc. (the "XL Transaction"). A Pro Forma Balance Sheet as of August 2, 1997 has not been presented as it has been shown as actual in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended August 2, 1997.

Historical financial data used to prepare the Pro Forma Statements of Operations were derived from the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 1997 and the unaudited consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended August 2, 1997. These Pro Forma Statements of Operations should be read in conjunction with such historical financial statements.

The pro forma adjustments reflected herein are based on available information and certain assumptions that the Company's management believes are reasonable. The pro forma adjustments to the Pro Forma Statements of Operations assume that the RND Transaction and the XL Transaction were consummated on February 3, 1996.

The Pro Forma Statements of Operations are based on assumptions and approximations and, therefore, do not reflect in precise numerical terms the impact of the transactions on the historical financial statements. In addition, such Pro Forma Statements of Operations should not be used as a basis for forecasting future operations of the Company.

             INTELLIGENT ELECTRONICS, INC. and Subsidiaries
             Pro Forma Consolidated Statement of Operations
                For the six months ended August 2, 1997
                 (in thousands, except per-share data)
                             (unaudited)

                                                           Deduct         Pro forma      Deduct        Pro forma
                                              As             RND          after RND        XL           after XL
                                           Reported(a)   Transaction(b)  Transaction  Transaction(f)  Transaction
                                           ------------  --------------  -----------  --------------  -----------
Revenues                                    $1,174,028     $787,821        $386,207     $221,297        $164,910
Cost of goods sold                           1,108,197      771,851         336,346      203,294         133,052
                                           ------------  --------------  -----------  --------------  -----------
  Gross profit                                  65,831       15,970          49,861       18,003          31,858
                                           ------------  --------------  -----------  --------------  -----------

Operating expenses:
  Selling, general and administrative expenses  84,814       30,649(c)      54,165        20,884 (g)      33,281
  Amortization of intangibles,
      primarily goodwill                         2,522                       2,522         1,284           1,238
                                           ------------  --------------  -----------  --------------  -----------
    Total operating expenses                    87,336       30,649         56,687        22,168          34,519
                                           ------------  --------------  -----------  --------------  -----------
Loss from operations                           (21,505)     (14,679)        (6,826)       (4,165)         (2,661)
Other income (expense):
  Investment and other income (expense), net       285          117            168         1,130 (h)       1,298
  Interest expense                              (6,765)      (4,408)(d)     (2,357)       (2,357)(i)           0
  Loss on XL Transaction                       (27,194)                    (27,194)      (27,194)              0
                                           ------------  --------------  -----------  --------------  -----------

Loss before income tax provision (benefit)
  and minority interest                        (55,179)     (18,970)       (36,209)      (34,846)         (1,363)
Income tax provision (benefit)                  (2,598)      (6,875)         4,277         3,856             421
                                           ------------  --------------  -----------  --------------  -----------
Loss before minority interest                  (52,581)     (12,095)       (40,486)      (38,702)         (1,784)

Minority interest                                 (419)                       (419)                         (419)
                                           ------------  --------------  -----------  --------------  -----------
Net loss                                       (53,000)     (12,095)       (40,905)      (38,702)         (2,203)

Preferred stock dividend                           355                          355                          355
                                           ------------  --------------  -----------  --------------  -----------
Net loss applicable to common shareholders    $(53,355)    $(12,095)       (41,260)(e)  $(38,702)        $(2,558)(j)
                                           ============  ==============  ===========  ==============  ===========

Loss per share applicable to
  common shareholders                           $(1.43)                     $(1.11)                       $(0.07)
                                           ============                  ===========                  ===========
Weighted average number of common shares        37,303                      37,303                        37,303


See accompanying notes to the pro forma statements of operations.

             INTELLIGENT ELECTRONICS, INC. and Subsidiaries
             Pro Forma Consolidated Statement of Operations
                  For the year ended February 1, 1997
                 (in thousands, except per-share data)
                              (unaudited)

                                                           Deduct         Pro forma       Deduct        Pro forma
                                                 As          RND          after RND         XL          after XL
                                              Reported   Transaction(b)  Transaction   Transaction(f) Transaction
                                             ----------  --------------  -----------   -------------- -----------
Revenues                                     $3,346,557   $2,566,915      $779,642      $474,275       $305,367

Cost of goods sold                            3,190,683    2,485,757       704,926       446,935        257,991
                                             ----------  --------------  -----------   -------------- -----------
   Gross profit                                 155,874       81,158        74,716        27,340         47,376
                                             ----------  --------------  -----------   -------------- -----------

Operating expenses:
  Selling, general and administrative expenses  174,230       72,731(c)    101,499        41,491 (g)     60,008
  Amortization of intangibles,
    primarily goodwill                            8,311        3,351        4,960          2,397          2,563
  Branch closure costs                            9,790                     9,790          9,790              0
  Impairment losses                              61,576       61,576            0                             0
                                             ----------  --------------  -----------   -------------- -----------
    Total operating expenses                    253,907      137,658      116,249         53,678         62,571
                                             ----------  --------------  -----------   -------------- -----------
Loss from operations                            (98,033)     (56,500)     (41,533)       (26,338)       (15,195)

Other income (expense):
  Investment and other income (expense), net       (451)        (651)         200          2,033 (h)      2,233
  Interest expense                              (12,018)      (3,306)(d)   (8,712)        (6,326)(i)     (2,386)
                                             ----------  --------------  -----------   -------------- -----------

Loss before income tax benefit
  and minority interest                        (110,502)     (60,457)     (50,045)       (34,697)       (15,348)
Income tax benefit                               (6,518)        (623)      (5,895)        (3,186)        (2,709)
                                             ----------  --------------  -----------   -------------- -----------
Loss before minority interest                  (103,984)     (59,834)     (44,150)       (31,511)       (12,639)

Minority interest                                   (70)                      (70)                          (70)
                                             ----------  --------------  -----------   -------------- -----------
Net loss                                       (104,054)     (59,834)     (44,220)       (31,511)       (12,709)

Preferred stock dividend                            120                       120                           120
                                             ----------  --------------  -----------   -------------- -----------
Net loss applicable to common shareholders    $(104,174)    $(59,834)     $(44,340)(e)  $(31,511)      $(12,829)(j)
                                             ==========  ============== ============   ============== ===========

Loss per share applicable to
  common shareholders                            $(2.98)                    $(1.27)                      $(0.37)
                                             ==========                 =============                 ============
Weighted average number of common shares         34,988                     34,988                       34,988

See accompanying notes to the pro forma statements of operations.
/TABLE

               INTELLIGENT ELECTRONICS, INC. and Subsidiaries

               Notes to the Pro Forma Statements of Operations

                                (unaudited)


(a) Reflects consolidated results for the six months ended August 2, 1997 as if the Indirect Business was not treated as a discontinued operation. Also excludes the gain from the RND Transaction.

(b) Represents the elimination of revenues and expenses related to the operations of the Indirect Business.

(c)     Excludes allocated corporate general and administrative expenses.

(d) Represents the elimination of interest expense incurred by the Indirect Business.

(e) The accompanying Pro Forma Statements of Operations do not include any non-recurring effects directly attributable to the RND Transaction. The Company has provided a reserve for all expected costs associated with the RND Transaction. Such costs included professional fees paid to attorneys, accountants and advisors, printing charges and filing fees. The amount of such costs totaled approximately $1.6 million and is included as a reduction in the after-tax gain reflected in retained earnings on the Consolidated Balance Sheet.

(f) Represents the elimination of revenues and expenses related to the businesses sold pursuant to the XL Transaction.

(g)     Excludes allocated corporate general and administrative expenses.

(h) Represents investment income from excess cash proceeds over the amount assumed to repay outstanding borrowings.

(i) Represents the elimination of interest expense incurred with respect to the businesses sold pursuant to the XL Transaction and the reduction of interest expense from the repayment of outstanding borrowings.

(j) The accompanying Pro Forma Statements of Operations do not include any non-recurring effects directly attributable to the XL Transaction. The Company has provided a reserve for all expected costs associated with the XL Transaction. Such costs included professional fees paid to attorneys, accountants and advisors, printing charges and filing fees. The amount of such costs totaled approximately $1.5 million and is included as an increase in the after-tax loss reflected in retained earnings on the Consolidated Balance Sheet.

                                 SIGNATURE
                                 ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INTELLIGENT ELECTRONICS, INC.



Date:  September 30, 1997         By:/s/ Eugene E. Marinelli, Jr.
                                     -------------------------------------
                                         Eugene E. Marinelli, Jr.
                                         Vice President and
                                         Chief Financial Officer